Fees Summary	Aug. 28, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	3,082.18
Total Transaction Valuation	20,131,814.00
Total Offset Amount	0.00
Net Fee	$ 3,082.18